UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 18, 2015

Commission file number 001-11625

Pentair plc

(Exact name of Registrant as specified in its charter)

Ireland	98-1141328
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification number)

P.O. Box 471, Sharp Street, Walkden, Manchester, M28 8BU United Kingdom

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: 44-161-703-1885

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01	Completion of Acquisition or Disposition of Assets.

On September 18, 2015, pursuant to the Agreement and Plan of Merger, dated as of August 15, 2015 (the “Merger Agreement”), among Pentair plc, an Irish public limited company (“Pentair”), Pentair Lionel Acquisition Co., a Delaware corporation and wholly-owned subsidiary of Pentair (“Buyer”), Pentair Lionel Merger Sub, Inc., an Ohio corporation and wholly-owned subsidiary of Pentair and Buyer (“Merger Sub”), and ERICO Global Company, an Ohio corporation (“ERICO”), Pentair acquired all of the outstanding shares of ERICO stock through the merger of Merger Sub with and into ERICO, with ERICO continuing as the surviving corporation and a wholly-owned subsidiary of Pentair. Pursuant to the Merger Agreement, Pentair paid approximately $1.8 billion in cash to acquire ERICO, including the repayment of funded indebtedness of ERICO and as adjusted for the cash and cash equivalents of ERICO and certain expenses incurred by ERICO in connection with the transaction.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which is filed herewith as Exhibit 2.1 and is incorporated herein by reference. There are representations and warranties contained in the Merger Agreement which were made by the parties to each other as of specific dates. The assertions embodied in these representations and warranties were made solely for purposes of the Merger Agreement and may be subject to important qualifications and limitations agreed to by the parties in connection with negotiating their terms. Moreover, certain representations and warranties may not be accurate or complete as of any specified date because they are subject to a contractual standard of materiality that is different from certain standards generally applicable to shareholders or were used for the purpose of allocating risk between the parties rather than establishing matters as facts. Based upon the foregoing reasons, investors should not rely on the representations and warranties as statements of factual information.

ITEM 9.01	Financial Statements and Exhibits.

a)	Not applicable.

b)	Not applicable.

c)	Not applicable.

d)	Exhibits. The following exhibit is being filed herewith:

Exhibit	Description

2.1	Agreement and Plan of Merger, dated August 15, 2015, among Pentair plc, Pentair Lionel Acquisition Co., Pentair Lionel Merger Sub, Inc. and ERICO Global Company. [Incorporated by reference to Exhibit 2.1 to Pentair plc’s Current Report on Form 8-K dated August 18, 2015 (File No. 001-11625)].*

*	Certain schedules have been omitted and Pentair agrees to furnish supplementally to the Securities and Exchange Commission a copy of any omitted schedules upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on September 18, 2015.

PENTAIR PLC
Registrant

By:	/s/ Angela D. Lageson
Angela D. Lageson
Senior Vice President, General Counsel and Secretary

PENTAIR PLC

Exhibit Index to Current Report on Form 8-K

Dated September 18, 2015

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated August 15, 2015, among Pentair plc, Pentair Lionel Acquisition Co., Pentair Lionel Merger Sub, Inc. and ERICO Global Company. [Incorporated by reference to Exhibit 2.1 to Pentair plc’s Current Report on Form 8-K dated August 18, 2015 (File No. 001-11625)].*

*	Certain schedules have been omitted and Pentair agrees to furnish supplementally to the Securities and Exchange Commission a copy of any omitted schedules upon request.